Exhibit 99.1

AMENDMENT NUMBER ONE TO FORBEARANCE AGREEMENT

This Amendment Number One to Forbearance Agreement (this “Amendment”) is made as of the 19th of December, 2008, by and among IMPERIAL PETROLEUM, INC., a Nevada corporation (the “Borrower”), the Lenders (as defined below) party hereto, D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P., a Delaware limited partnership, formerly known as Highbridge/Zwirn Special Opportunities Fund, L.P. (“DBZ”), as collateral agent for the Lenders (in such capacity, together with any successor collateral agent, the “Collateral Agent”), and DBZ, as administrative agent for the Lenders (in such capacity, together with any successor administrative agent, the “Administrative Agent”; and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent, Collateral Agent, and the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) are parties to that certain Credit Agreement, dated as of April 13, 2007, as amended by that certain Forbearance Agreement and Amendment Number One to Credit Agreement dated as of March 24, 2008 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrower;

WHEREAS, Borrower, Administrative Agent, Collateral Agent, and the lenders party thereto are parties to that certain Forbearance Agreement, dated as of November 13, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Forbearance Agreement”), pursuant to which the Lenders and Agents have agreed to forbear from enforcing remedies with respect to the Existing Events of Default (as defined in the Forbearance Agreement);

WHEREAS, Borrower has requested that the Agents and Lenders amend certain terms under the Forbearance Agreement; and

WHEREAS, on and subject to the terms and conditions set forth herein, the Agents and Lenders have agreed to the requested amendments to the Forbearance Agreement;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Amendments to Forbearance Agreement. Effective on the date hereof, the Forbearance Agreement is amended as follows:

(a) Section 1 is hereby amended by deleting “December 29, 2008” therein and by inserting “January 31, 2009” in lieu thereof.

(b) Section 5(d) is hereby amended by deleting “December 15, 2008” therein and by inserting “January 15, 2009” in lieu thereof.

2. Representations and Warranties. Each Loan Party hereby represents and warrants in favor of each Agent and each Lender as follows:

a. Such Loan Party has the corporate power and authority (i) to enter into this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

b. This Amendment has been duly authorized, validly executed and delivered by an authorized officer of such Loan Party, and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms;

c. The execution and delivery of this Amendment and performance by such Loan Party under the Credit Agreement, as amended from time to time, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over such Loan Party which has not already been obtained, nor contravene or conflict with the charter documents of such Loan Party, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which such Loan Party is party or by which any of its properties are or may become bound;

d. No Default or Event of Default (other than the Existing Events of Default) has occurred and is continuing or would result from the execution or effectiveness of this Amendment.

3. Acknowledgement.

a. Acknowledgement of Security Interests. Each Loan Party hereby acknowledges, confirms and agrees that Collateral Agent, for itself and the benefit of Agents and Lenders, has and shall continue to have valid, enforceable and perfected first- priority liens upon and security interests in the Collateral granted to Collateral Agent, for itself and the benefit of the Agents and Lenders, pursuant to the Loan Documents or otherwise granted to or held by Collateral Agent, for itself and the benefit of the Agents and Lenders.

b. Binding Effect of Documents. Each Loan Party hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered to the Agents and Lenders thereto by such Loan Party, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of each Loan Party contained in such documents and in this Amendment constitute the legal, valid and binding obligations of such Loan Party and guaranteed indebtedness of the Loan Parties other than Borrower, enforceable against such Loan Party in accordance with their respective terms, and the Loan Parties have no valid defense to the enforcement of the Obligations and such guaranteed indebtedness, and (c) each Agent and each Lender are and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and under applicable law or at equity.

4. Limitations; No Other Amendment. Except for the amendments expressly set forth above, the text of the Forbearance Agreement and all other existing Loan Documents shall remain unchanged and in full force and effect and each Agent and each Lender expressly reserves the right to require strict compliance with the terms of the Forbearance Agreement and the other Loan Documents. The amendments contained herein are limited to the precise terms hereof, and no Agent nor any Lender is obligated to consider or consent to any additional request by any Loan Party for any other amendment with respect to the Forbearance Agreement.

5. Payment of Costs and Fees. The Loan Parties shall pay to each Agent and each Lender all due diligence, costs, fees, expenses and charges of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto. In addition thereto, the Loan Parties agree to reimburse each Agent and each Lender on demand for its costs arising out of this Amendment and all documents or instruments relating hereto (which costs may include the fees and expenses of any attorneys retained by any Agent or any Lender).

6. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date when, and only when, the Administrative Agent shall have received, in form and substance satisfactory to it, duly executed counterparts of this Amendment from each Loan Party and the Required Lenders on or before December 20, 2008.

7. Effect on the Loan Documents. Upon the effectiveness of this Amendment, each reference in the Forbearance Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Forbearance Agreement, shall mean and be a reference to the Forbearance Agreement as amended from time to time.

8. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without reference to the conflicts or choice of law principles thereof.

10. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

11. RELEASE BY LOAN PARTIES. EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT: (I) NEITHER IT NOR ANY OF ITS SUBSIDIARIES HAS ANY CLAIM OR CAUSE OF ACTION AGAINST THE AGENTS OR LENDERS (OR ANY OF THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, AFFILIATES OR ATTORNEYS OF THE FOREGOING), (II) EACH AGENT AND EACH LENDER HAS HERETOFORE PROPERLY PERFORMED AND SATISFIED IN A TIMELY MANNER ALL OF ITS OBLIGATIONS TO EACH LOAN PARTY AND THEIR RESPECTIVE SUBSIDIARIES AND AFFILIATES AND (III) HE OR IT HAS RECEIVED THE ADVICE OF LEGAL COUNSEL WITH REGARD TO THE RELEASES AND WAIVERS CONTAINED HEREIN. EACH AGENT AND EACH LENDER WISHES (AND EACH LOAN PARTY AGREES) TO ELIMINATE ANY POSSIBILITY THAT ANY PAST CONDITIONS, ACTS, OMISSIONS, EVENTS OR CIRCUMSTANCES WOULD IMPAIR OR OTHERWISE ADVERSELY AFFECT ANY OF THEIR RIGHTS, INTERESTS, SECURITY AND/OR REMEDIES. FOR AND IN CONSIDERATION OF THE AGREEMENTS CONTAINED IN THIS AMENDMENT AND OTHER GOOD AND VALUABLE CONSIDERATION, EACH LOAN PARTY (THE “RELEASORS”) VOLUNTARILY, KNOWINGLY, UNCONDITIONALLY AND IRREVOCABLY RELEASES, WAIVES AND FOREVER DISCHARGES EACH AGENT AND EACH LENDER, TOGETHER WITH THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, ASSIGNS, SUBSIDIARIES, AFFILIATES, AGENTS, EMPLOYEES AND ATTORNEYS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM: (X) ANY AND ALL LIABILITIES, OBLIGATIONS, DUTIES, PROMISES OR INDEBTEDNESS OF ANY KIND OF THE RELEASED PARTIES TO THE RELEASORS OR ANY OF THEM, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED AND (Y) ALL CLAIMS, OFFSETS, CAUSES OF ACTION, SUITS OR DEFENSES OF ANY KIND WHATSOEVER (IF ANY), WHICH THE RELEASORS OR ANY OF THEM MIGHT OTHERWISE HAVE AGAINST THE RELEASED PARTIES OR ANY OF THEM, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, IN EITHER CASE (X) OR (Y) IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR

REGULATIONS, OR OTHERWISE, OR ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT, OR ON ACCOUNT OF ANY CONDITION, ACT, OMISSION, EVENT, CONTRACT, LIABILITY, OBLIGATION, INDEBTEDNESS, CLAIM, CAUSE OF ACTION, DEFENSE, CIRCUMSTANCE OR MATTER OF ANY KIND WHICH EXISTED, AROSE OR OCCURRED AT ANY TIME FROM THE BEGINNING OF THE WORLD TO THE DATE THIS AMENDMENT BECOMES EFFECTIVE.

12. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof. Any party delivering an executed counterpart of this Amendment by facsimile transmission or other electronic transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first written above.

IMPERIAL PETROLEUM, INC.,
a Nevada corporation

By:	/s/ Jeffrey T. Wilson
Name:	JEFFREY T. WILSON
Title:	PRESIDENT

COLLATERAL AGENT, ADMINISTRATIVE AGENT AND LENDER:

D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

By: D.B. ZWIRN PARTNERS, LLC, its general partner

BY: ZWIRN-HOLDINGS, LLC, its managing member

By:	/s/ David C. Lee
Name:	DAVID C. LEE
Title:	AUTHORIZED SIGNATORY

LENDER:

BERNARD NATIONAL LOAN INVESTORS, LTD.

By:	/s/ David C. Lee
Name:	DAVID C. LEE
Title:	AUTHORIZED SIGNATORY